Monetta Family
of Mutual Funds

No-Load

Monetta Fund

Monetta Trust
 Small-Cap Equity Fund
 Mid-Cap Equity Fund
 Large-Cap Equity Fund
 Balanced Fund
 Intermediate Bond Fund
 Government Money Market


Annual Report
December 31, 2000


1-800-MONETTA
  www.monetta.com





TABLE OF CONTENTS

Performance Highlights

            Monetta Fund....................................4
            Monetta Small-Cap Equity Fund...................5
            Monetta Mid-Cap Equity Fund.....................6
            Monetta Large-Cap Equity Fund...................7
            Monetta Balanced Fund...........................8
            Monetta Intermediate Bond Fund..................9
            Monetta Government Money Market Fund............10

Schedule of Investments

            Monetta Fund....................................11
            Monetta Small-Cap Equity Fund...................13
            Monetta Mid-Cap Equity Fund.....................14
            Monetta Large-Cap Equity Fund...................16
            Monetta Balanced Fund...........................17
            Monetta Intermediate Bond Fund..................18
            Monetta Government Money Market Fund19

Financial Statements

            Statements of Assets & Liabilities..............20
            Statements of Operations........................21
            Statements of Changes in Net Assets.............22
            Notes to Financial Statements...................24

Independent Auditors' Report................................31

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap companies stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding  the  Government  Money  Market  Fund,  the  Monetta  Funds,  at  the
discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the year ended December 31, 2000, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

For a prospectus containing more complete information please call Monetta at 1-800-MONETTA. Please read it carefully before you invest or send money.

Distributor: Funds Distributor, Inc. 2/01

Monetta Family of No-Load Mutual Funds


                                                       January 19, 2001


Dear Fellow Shareholders:

The year 2000 was one of the most extraordinary years in the history of the stock market. Investors experienced a technology correction, a protracted presidential election outcome and a stumbling economic environment. The result was extreme market volatility and poor overall market index returns. For example, the technology driven NASDAQ Index plunged an astounding 39.3%, its worst year ever. The Dow Jones Industrial Average fell 6.2%, its worst calendar year decline since 1981 while the S&P 500 Index dropped 9.1%, its worst year since 1977.

It was a year when a well-diversified investment portfolio faired well, especially with the solid returns generated in the bond and money market sectors.

The largest sector loser last year was technology, as investors reacted to concerns over decelerating revenue growth. As economic concerns surfaced, investors shifted to more defensive sectors or old economy stocks such as utility, healthcare, foods and oils. It was a humbling year for growth investors and a recovery year for the value investor.

The Monetta equity funds, which emphasize growth stock investing, were hurt by this technology driven hurricane. True to our style we did not abandon the growth stock sector but rather consolidated into our stronger growth companies. To protect principal we aggressively realized gains and trimmed losses, which resulted in above average portfolio turnover and significant capital gains distributions.

Is the market's roller-coaster ride over?

No, we believe that market volatility is here to stay. An increasing number of investors are reacting quickly to daily information and the more one pays attention to short-term events the greater the market volatility. One of the best defenses against excessive market volatility is to maintain a longer-term investment perspective, have a well-balanced investment portfolio and follow a dollar cost averaging investment approach to reach long-term financial goals.

We continue to be very optimistic about the investment opportunities in growth stocks, especially in the technology sector. These growth sectors are the key to increasing economic productivity, keeping inflation low and creating employment opportunities.

Thank you for being one of our valued shareholders.

Sincerely,





Robert S. Bacarella                             Timothy R. Detloff, CPA
President and Founder                           Vice-President and
                                                Portfolio Manager




MONETTA FUND                              PERIOD ENDED 12/31/2000


Investment Objective:         Market Capitalization:  Total Net Assets:
Capital Appreciation/Income   $2.1 billion               $103.4 million



PERFORMANCE:                  Average Annual Total Return

                     1 Year      5 Year      10 Year
Monetta Fund        (15.97)%      8.27%      11.43%
Russell 2000*        (3.02)%     10.31%      15.53%
RUSSELL 2000 GROWTH* (22.43)%     7.14%      12.80%

*Source Frank Russell Company

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


(Performance Graph Appears Here)

                             RUSSELL     RUSSELL
   10 YEAR      MONETTA       2000        2000
    DATE         FUND     TOTAL RETURN   GROWTH
    12/90       10,000       10,000      10,000
    3/91        11,852       12,974      13,055
    6/91        12,208       12,773      12,602
    9/91        13,859       13,814      13,962
    12/91       15,589       14,605      15,119
    3/92        15,689       15,701      15,533
    6/92        14,688       14,629      13,667
    9/92        15,124       15,049      13,932
    12/92       16,444       17,294      16,294
    3/93        15,354       18,033      16,002
    6/93        15,468       18,427      16,462
    9/93        16,671       20,038      17,998
    12/93       16,526       20,564      18,470
    3/94        16,090       20,018      17,719
    6/94        15,218       19,239      16,607
    9/94        16,289       20,574      18,156
    12/94       15,499       20,189      18,021
    3/95        16,993       21,120      19,010
    6/95        18,167       23,100      20,896
    9/95        20,431       25,381      23,272
    12/95       19,842       25,931      23,616
    3/96        20,148       27,254      24,972
    6/96        20,773       28,618      26,431
    9/96        20,735       28,715      26,206
    12/96       20,163       30,209      26,275
    3/97        18,699       28,646      23,519
    6/97        22,544       33,290      27,648
    9/97        27,050       38,244      32,326
    12/97       25,443       36,963      29,677
    3/98        28,242       40,681      33,203
    6/98        25,709       38,785      31,296
    9/98        19,667       30,970      24,299
    12/98       23,144       36,021      30,042
    3/99        20,545       34,069      29,538
    6/99        23,516       39,366      33,893
    9/99        23,794       36,879      32,226
    12/99       35,134       43,679      42,988
    3/00        41,770       46,771      46,978
    6/00        40,392       45,003      43,515
    9/00        37,932       45,501      41,786
    12/00       29,519       42,357      33,346



PORTFOLIO COMPOSITION

ALL OTHER INDUSTRIES          29.0%
SEMICONDUCTORS                17.5%
PHARMACEUTICALS               17.4%
HEALTHCARE-SERVICES           9.8%
ELECTRONICS                   7.7%
COMMERCIAL SERVICES           6.9%
(A)                           6.4%
CHEMICALS                     5.3%


TOP 5 EQUITY HOLDINGS:

                              % of Net Assets
Actel Corp.                   5.4%
Cabot Microelectronics Corp.  4.6%
AremissoftCorp.               3.7%
Micrel Corp.                  3.3%
Amerisource Health Corp.CL A  2.7%
Total Top 5 Holdings          19.7%


COMMENTARY

The Monetta Fund posted a return in 2000 of negative 15.97%. Over the previous two-year period, the Monetta Fund reported an annualized return of 12.94 %, exceeding the Russell 2000 return of 8.43% during this same period.

Within the small-cap sector in 2000, performance was differentiated by investment style. Returns of small-cap value funds significantly exceeded the returns of small-cap growth funds. This is illustrated by the fact that the Russell 2000 Growth Index declined by 22.43% in 2000, compared to the overall Russell 2000 Index decline of 3.02%.

The Monetta Fund is an aggressive small-cap growth fund. We generally focus our investments in traditional high growth segments of the economy including technology, health care and consumer. While the health care segment performed well in 2000, the technology group produced negative returns that more than offset any gains we realized in the health care area. Gains and losses in other sectors of the portfolio were not material to the overall return of the Monetta Fund in 2000.

In keeping with our sell discipline we sold securities that exhibited deteriorating fundamentals or performed poorly relative to their peer group. This still did not provide adequate downside protection in what became a brutal market for technology stocks. The difficulty was not only in the fact that the NASDAQ index, which is generally considered a proxy for the technology group, declined over 50% from the March peak to the end of 2000, but that it had several significant rallies throughout the year which gave investors false hope.

We did not want to seriously underweight the technology group, as it has historically been an exceptionally strong performing group and most growth investors have a heavy weighting in the group. Being underweighted can result in significant underperformance when the market for technology stocks takes off. Our approach was to keep our technology weighting in line with our growth peers, but to reduce the number of holdings into what we believe are our best companies. In fact, we have taken that approach to the entire fund given the sharp market sell-off late last year. We have reduced the number of holdings in the fund from over 200 positions in mid-year 2000 to approximately 100 currently.

While 2000 was certainly a challenging year for growth stock investing, it is comforting to know that valuations are very reasonable if not outright cheap. We have a number of high growth companies in the portfolio which have produced extraordinary long-term earnings growth, but are selling at a fraction of their historical price to earnings ratio. When small-cap growth investing comes back into favor, we believe we are well positioned to participate in the rally.

MONETTA SMALL-CAP EQUITY FUND PERIOD ENDED 12/31/2000

Investment Objective:         Market Capitalization:  Total Net Assets:
Capital Appreciation          $2.2 billion                 $4.2 million



PERFORMANCE:                  Average Annual Total Return

                                            Since Inception
                     1 Year      3 Year      2/1/97
Monetta Small-Cap
  Equity Fund        (18.74)%     8.76%       17.72%
Russell 2000*        (3.02)%      4.65%       8.47%
Russell 2000 Growth* (22.43)%     3.96%       5.60%

*Source Frank Russell Company.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock and Growth Indices with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are a broad measure representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


(Performance Graph Appears Here)


                      RUSSELL     RUSSELL
                      2000        2000
Period    SMALL-Cap   INDEX      GROWTH

12/96     10,000      10,000      10,000
3/97      9,490       9,297       8,733
6/97      11,820      10,804      10,266
9/97      15,089      12,412      12,003
12/97     14,716      11,996      11,019
3/98      15,956      13,203      12,329
6/98      15,317      12,588      11,621
9/98      12,237      10,051       9,022
12/98     14,278      11,690      11,155
3/99      13,223      11,057      10,968
6/99      15,930      12,776      12,585
9/99      16,057      11,969      11,966
12/99     23,260      14,177      15,962
3/00      26,191      15,181      17,443
6/00      23,347      14,607      16,157
9/00      24,327      14,768      15,516
12/00     18,902      13,748      12,382



PORTFOLIO COMPOSITION

PHARMACEUTICALS               21.8%
TELECOMMUNICATION EQUIPMENT   16.6%
SEMICONDUCTORS                11.9%
(A)                           11.8%
RETAIL                        9.1%
SOFTWARE                      8.5%
HEALTHCARE-SERVICES           8.5%
ALL OTHER INDUSTRIES          6.8%
CHEMICALS                     5.0%


TOP 5 EQUITY HOLDINGS:

                               % of Net Assets
Express Scripts, Inc. - CL A   7.3%
Inet Technologies, Inc.        6.7%
Cabot Microelectronics Corp.   4.9%
IMPATH, Inc.                   4.6%
Aremissoft Corp.               4.1%
Total Top 5 Holdings           27.6%


COMMENTARY

The Monetta Small-Cap Equity Fund for the year ended December 31, 2000 declined 18.74%. Within the small-cap sector in 2000, performance was differentiated by investment style. Returns of small-cap value funds significantly exceeded the returns of small-cap growth funds. This is illustrated by the fact that the Russell 2000 Growth Index declined by 22.43% in 2000, compared to the overall Russell 2000 Index decline of 3.02%.

For the two year period ended December 31, 2000, the Fund reported an annualized return of 15.06%, exceeding the Russell 2000 return of 8.43%. Inception-to-date, the Fund posted an annualized return of 17.72% versus the Russell 2000 benchmark return of 8.47%.

The Fund is a concentrated portfolio of securities due to the relatively small asset base. Last year was the first bear market since the inception of the Fund in early 1997. The bear market brought new challenges to the management of the Fund. In particular, the small number of positions magnified the markets' gyrations, which made the volatility of the Fund quite high.

Among the stronger performing group of securities were Express Scripts Inc., a pharmacy benefit management company, and Aremissoft Corp., an enterprise software concern. On December 31, 2000 they represented 7.3% and 4.1%, respectively, of net assets. Detracting from performance were several semiconductor companies, including Integrated Device Technology and Trikon Technologies. Both securities were eliminated from the portfolio in 2000.

The Fund's negative return in 2000 was primarily due to the steep decline in the technology sector, however, we chose not to underweight the technology group in 2000 due to its superior long-term fundamentals. Unfortunately, the economic slowdown continued to drag down technology stocks. In the fourth quarter of 2000, the Fund declined 23.9% while the NASDAQ Index, which is a reasonable proxy for technology stocks, declined 32.7%.

We continue to feel that there has never been a better time to be invested in small-cap stocks. There are many exciting high growth companies in this investment class. We look forward to reporting to you in future periods.

MONETTA MID-CAP EQUITY FUND   PERIOD ENDED 12/31/2000

Investment Objective:         Market Capitalization:   Total Net Assets:
Capital Appreciation          $7.6 billion                 $16.3 million


PERFORMANCE:                  Average Annual Total Return

                                                 Since Inception
                         1 Year      5 Year      3/1/93
Monetta Mid-Cap
  Equity Fund           (12.69)%     16.32%      18.04%
S&P 400 Mid-Cap Index*   16.21%      18.86%      16.17%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)


PERIOD    MIDCAP    S & P 400

3/1/93    10,000    10,000
3/93      11,670    10,220
6/93      11,880    10,455
9/93      13,120    10,978
12/93     13,540    11,274
3/94      13,475    10,793
6/94      13,109    10,399
9/94      13,887    11,103
12/94     13,835    10,817
3/95      14,835    11,692
6/95      16,536    12,723
9/95      17,603    13,965
12/95     17,233    14,165
3/96      18,717    15,037
6/96      19,106    15,470
9/96      19,855    15,920
12/96     21,402    16,885
3/97      21,314    16,634
6/97      24,277    19,085
9/97      27,761    22,145
12/97     27,639    22,329
3/98      30,239    24,787
6/98      29,362    24,257
9/98      22,920    20,800
12/98     27,408    26,472
3/99      27,145    24,783
6/99      30,639    28,290
9/99      28,862    25,840
12/99     41,719    30,192
3/00      50,597    33,926
6/00      47,911    32,736
9/00      50,249    36,611
12/00     36,425    35,110


PORTFOLIO COMPOSITION

ALL OTHER INDUSTRIES          33.1%
TELECOMMUNICATIONS            12.5%
ELECTRONICS                   10.9%
SOFTWARE                      9.4%
INTERNET                      8.6%
SEMICONDUCTORS                8.0%
PHARMACEUTICALS               7.6%
BIOTECHNOLOGY                 5.3%
(A)                           4.6%


TOP 5 EQUITY HOLDINGS:

                               % of Net Assets
Dynegy, Inc.                   2.1%
Perkinelmer, Inc.              1.9%
Express Scripts, Inc. - CLA    1.9%
Calpine Corp.                  1.7%
DST Systems, Inc.              1.6%
Total Top 5 Holdings           9.2%


COMMENTARY

After a strong start, the Mid-cap Fund faltered in the fourth quarter, declining 27.5%, ending the year down 12.69%. The Fund trailed its benchmark, the S&P 400 Mid-Cap Index, which was up 16.21% last year. The Fund's underperformance in year 2000 was primarily due to its technology weightings, the worst performing sector as demonstrated by the technology weighted NASDAQ composite, which declined over 39%. Also, the emphasis of growth over value stocks was another factor weighing on performance. Longer term, the Fund's performance remains very competitive. Since inception, the Fund's annualized return of 18.04% compares favorably to the 16.17% return of its benchmark index.

In spite of the strong underlying fundamentals of technology companies, the stock valuations plummeted largely due to announced earnings slow down and general profit taking from the sector. We aggressively realized gains and trimmed losses on many of the Fund's technology holdings and consolidated into our most promising growth candidates. The result was higher than normal Fund turnover and a significant capital gains distribution.

We made a few noteworthy sector-weighting changes - most notably in the healthcare sector. The healthcare sector increased from 5.6% to approximately 17.2% of the portfolio by year-end. New purchases in this area included IDEC Pharmaceuticals Corp., a biopharmaceutical company and Wellpoint Health
Network, Inc., a health maintenance organization representing 1.2% and 1.4% respectively of the Fund's net assets on December 31, 2000.

We also took advantage of the technology sell-off as we added selectively to the sector. For example, during the fourth quarter we added to Xilinx, Inc. and TriQuint Semi Conductor, Inc., both top-notch semiconductor manufacturing companies and leaders in their respective areas. On December 31, 2000, they represented 1.3% and 0.8%, respectively, of the Fund's net assets.

Although tempting, we chose not to be swayed by short-term investor sentiment away from the technology sector. We remain convinced of the long-term growth prospects of this sector, which should benefit from a combination of lower interest rates, benign inflation and modest economic growth. Our investment focus, as always, will remain on investing in those companies/sectors with above average growth characteristics, demonstrated industry leadership and talented management teams.

MONETTA LARGE-CAP EQUITY FUND PERIOD ENDED 12/31/2000


Investment Objective:         Market Capitalization:  Total Net Assets:
Capital Appreciation          $84.4 billion                $7.4 million


PERFORMANCE:              Average Annual Total Return

                                         Since Inception
                     1 Year      5 Year      9/1/95

Monetta Large-Cap
  Equity Fund        (14.96)%    18.30%   18.27%
S&P 500 Index*       (9.10)%     18.33%   19.30%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500 Index. The S&P 500 Index is a broad measure representative of Large-Cap companies. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)


PERIOD   LARGE       S&P500

9/95     10,000      10,482
12/95    10,574      11,105
3/96     11,344      11,701
6/96     11,923      12,225
9/96     12,864      12,603
12/96    13,555      13,653
3/97     13,842      14,020
6/97     15,621      16,465
9/97     17,333      17,699
12/97    17,167      18,207
3/98     18,413      20,745
6/98     18,008      21,433
9/98     14,165      19,307
12/98    18,716      23,441
3/99     21,543      24,608
6/99     22,880      26,343
9/99     22,366      24,699
12/99    28,820      28,372
3/00     31,838      29,022
6/00     30,259      28,250
9/00     30,029      27,976
12/00    24,512      25,788


PORTFOLIO COMPOSITION

ALL OTHER INDUSTRIES             30.6%
DIVERSIFIED FINANCIAL SERVICES   11.3%
HEALTHCARE-PRODUCTS              10.4%
TELECOMMUNICATIONS               10.3%
SOFTWARE                         10.7%
RETAIL                           9.7%
COMPUTERS                        7.6%
ELECTRONICS                      5.7%
(A)                              3.7%



TOP 5 EQUITY HOLDINGS:

                            % of Net Assets
Kohl's Corp.                4.1%
Merrill Lynch & Co., Inc.   3.7%
Citigroup, Inc.             3.5%
UnitedHealth Group, Inc.    3.3%
Sanmina Corp.               3.1%
Total Top 5 Holdings        17.7%

COMMENTARY

Last year was an unfavorable climate for large-cap growth companies. These shares came under pressure from near-term profit uncertainties and increasing evidence of slowing economic growth. As a result, as of December 31, 2000, the Monetta Large-Cap Fund declined 14.96%, lagging its benchmark, the Standard and Poor's 500 Index, which declined 9.10%. It's weightings in the technology and telecommunication areas, which were beaten-down in 2000, largely accounted for the Fund variance.

Over the three-year period ended December 31, 2000, the Large-Cap Fund posted an annualized return of 12.59%, a very competitive return when compared to its benchmark, which was up 12.26%.

In 2000, the Fund benefited from its holdings in a number of non-technology areas, including healthcare, retail and oil service. With regard to sector allocation, the most noteworthy change was the increase in the Fund's exposure to the healthcare industry which represented 16.1% of the Fund's net assets on December 31, 2000. Companies added included UnitedHealth Group, Inc., a national health maintenance organization, HCA-The Healthcare Co., hospitals and healthcare entry operator and Johnson and Johnson Co., a large diversified health care products manufacturer. They represented 3.3%, 1.8% and 2.8%, respectively, of the Fund's net assets on December 31, 2000.

The Fund's technology exposure declined throughout the year primarily due to market forces and our elimination of several positions. We realized gains on sale of Micron Technology., 3Com Corp. and China Mobile Ltd., while cutting losses by selling our positions in Microsoft Corp., Yahoo!, Inc. and America Online, Inc.

Technology will continue to be a major theme in the Fund as we continue to favor the risk/return opportunities of this sector. Our favorites include Corning, Inc., BEA Systems, Inc. and Oracle Corp. representing 2.9%, 2.7% and 1.6%, respectively, of the Fund's net assets, on December 31,2000.

We continue to position the Fund to benefit from the exciting growth opportunities in "new economy" companies in industries such as technology, healthcare, retail and the service sector. While the market could remain volatile due to economic concerns, we are optimistic about the Fed's easing monetary policy, attractive stock valuation levels and benign inflation levels.

MONETTA BALANCED FUND         PERIOD ENDED 12/31/2000

Investment Objective:         Market Capitalization:    Average Maturity:
Capital Appreciation/Income   $77.8 billion             9.8 Years

Total Net Assets:   $9.2 million



PERFORMANCE:            Average Annual Total Return

                                              Since Inception
                        1 Year      5 Year    9/1/95
Monetta Balanced Fund   (5.15)%     15.30%    15.55%
  S&P 500 Index*        (9.10)%     18.33%    19.30%
Lehman Bros. Gov't/Credit
  Bond Index*           11.85%      6.24%      6.95%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Credit. Bond Index with dividends and capital gains reinvested. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)

Period      Balanced          S&P 500      Lehman Corp/Govt Bond

9/95        10,000            10,482                  10,000
12/95       10,616            11,105                  10,573
3/96        11,131            11,701                  10,326
6/96        11,913            12,225                  10,374
9/96        12,547            12,603                  10,557
12/96       13,369            13,653                  10,880
3/97        13,358            14,020                  10,786
6/97        14,642            16,465                  11,179
9/97        16,431            17,699                  11,570
12/97       16,205            18,207                  11,941
3/98        17,321            20,745                  12,123
6/98        16,923            21,433                  12,351
9/98        15,004            19,307                  12,962
12/98       17,602            23,441                  12,979
3/99        18,952            24,608                  12,823
6/99        19,782            26,343                  12,682
9/99        19,353            24,699                  12,751
12/99       22,814            28,372                  12,698
3/00        24,609            29,022                  13,040
6/00        24,018            28,250                  13,229
9/00        24,833            27,976                  13,609
12/00       21,639            25,788                  14,204



PORTFOLIO COMPOSITION

COMMON STOCKS                 58.6%
CORPORATE BONDS               26.5%
TREASURY NOTES                6.4%
U.S. GOV'T AGENCIES           5.3%
ASSET BACKED SECURITIES       2.2%
(A)                           1.0%



TOP 5 EQUITY HOLDINGS:

                            % of Net Assets
UnitedHealth Group, Inc.    2.7%
Research in Motion Ltd.     2.6%
Emulex Corp.                2.6%
Johnson & Johnson Co., Inc. 2.3%
Merrill Lynch & Co., Inc.   2.2%
Total Top 5 Holdings        12.4%


COMMENTARY

The Balanced Fund, for the year ended December 31, 2000 declined 5.15% compared with the Standard and Poor's 500Index return of negative 9.10% and the Lehman Brothers Government/Credit Bond Index return of 11.85%.

The Fund's assets are invested in a diversified portfolio, consisting of approximately 60% stocks and 40% bonds. The Fund's asset category mix and sector diversification minimized the investment impact of the technology sell-off and the sector rotation out of new to old economy companies.

For the five year period ended December 31, 2000, the Fund produced a solid annualized investment return of 15.30% compared to the S&P 500 and Lehman Brothers Gov/Corp. Index returns of 18.33% and 6.24%, respectively.

The common stock portion of the Fund continued to be weighted toward large capitalization growth stocks. During the year the Fund's allocation mix shifted away from established technology companies, such as Dell Computer, Sun Microsystems, Lucent Technologies, Motorola and MCI Worldcom, Inc. Assets were moved into new economy technology stocks, such as Cisco Systems, Corning, Inc. Emulex Corp. and Newport Corp. representing 1.2%, 1.1%, 2.6%, and 1.7%, respectively, of the Fund's net assets at December 31, 2000. We also raised the Fund's weightings in the financial sector and healthcare sector given their attractive valuations relative to the technology sector.

Approximately 75% of the Funds holdings were traded last year with the primary objective to preserve principal, cut losses and reduce overall fund volatility. Best performing stocks last year included Merrill Lynch Co., UnitedHealth Group and Schlumberger Ltd. representing 2.2%, 2.7% and 1.7%, respectively of net assets. The worst performing sector was technology including shares of Microsoft Corp., Cacheflow, Inc. and Yahoo!, Inc. which we sold during the year.

The Fund's fixed income portion was supported by a more favorable interest rate outlook. Bond prices benefited as evidence of a slowing economy materialized. The best performing sectors were the high quality Treasury and Corporate bonds sectors, which made up the majority of the Fund's fixed income portfolio.

Going forward, we do not plan to make any significant strategy shifts between the stock and bond sector weightings. We will remain concentrated in high quality, intermediate term bonds, using moderate shifts in Fund's duration and/or credit quality to maximize returns.

The Fund's equity focus continues to be on those growth companies that offers the strongest relative earnings growth opportunities and are leaders within their respective industries.

MONETTA INTERMEDIATE BOND FUND                       PERIOD ENDED 12/31/2000

Investment Objective:   30-Day SEC Yield:  Average Maturity:  Total Net Assets:
Income                  6.95%              4.8 Years          $25.4 million


PERFORMANCE:

                                                    Since Inception
                            1 Year      5 Year      3/1/93
Monetta Intermediate
  Bond Fund                 8.13%       6.66%       6.98%
Lehman Interm.
  Gov't/ Credit Bond Index* 10.12%      6.11%       6.17%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. **Total returns are net of a portion or all of the advisory fees waived by the Advisor. Had fees not been waived, the 30-day SEC yield would have been 6.85% versus 6.95%. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)

Period         Bond Fund                Lehman Int.Corp/Bond

3/1/93         10,000                   10,007
3/93           10,000                   10,028
6/93           10,399                   10,255
9/93           10,732                   10,486
12/93          10,817                   10,504
3/94           10,585                   10,291
6/94           10,494                   10,229
9/94           10,613                   10,313
12/94          10,705                   10,302
3/95           11,270                   10,754
6/95           11,866                   11,292
9/95           12,046                   11,479
12/95          12,282                   11,883
3/96           12,245                   11,784
6/96           12,428                   11,859
9/96           12,702                   12,068
12/96          13,074                   12,364
3/97           13,041                   12,350
6/97           13,485                   12,715
9/97           13,908                   13,058
12/97          14,238                   13,338
3/98           14,443                   13,546
6/98           14,748                   13,800
9/98           15,382                   14,420
12/98          15,431                   14,463
3/99           15,548                   14,436
6/99           15,371                   14,378
9/99           15,632                   14,510
12/99          15,678                   14,517
3/00           15,902                   14,735
6/00           15,897                   14,984
9/00           16,376                   15,416
12/00          16,952                   15,986


PORTFOLIO COMPOSITION

CORPORATE BONDS               77.6%
U.S. GOV'T AGENCIES           15.6%
(A)                           4.4%
TREASURY NOTES                2.4%



MATURITY PROFILE:


                        % of Net Assets
1 Year or Less          11.0%
1-3 Years               19.2%
3-6 Years               38.5%
6-10 Years              25.5%
Over 10 Years           5.8%
Total                   100.0%

COMMENTARY

The Monetta Intermediate Bond Fund gained 8.13% for the year ended December 31, 2000 versus a 10.12% return for the benchmark Lehman Brothers Intermediate Government/Credit Index.

The performance variance was due in part to the general deterioration of corporate credit spreads versus treasuries - widest in almost 10 years - but primarily to a position in Conseco Finance. Conseco was forced to restate earnings in April 2000 and was subsequently downgraded. Several formative steps taken by new management have been fruitful in turning Conseco around and helped create a significant recovery in security valuation.

The bond market began the year under pressure from a Federal Reserve intent on raising rates to reign in market euphoria. By the end of the year, however, the bond market rallied behind lower rates and produced respectable double-digit returns. The bond market also enjoyed its best year over the S&P 500 (+20.76%) since the inception of Lehman Indices in 1973.

Bond market performance for the year was dominated by two main factors: underperformance of lower quality securities and large movements in the yield curve. The first 6 months saw the Fed raise short rates to 6.5% - highest since 1995. Coupled with large budget surpluses and declining Treasury supply, the yield curve "inverted" - long bond yields below shorter maturity yields. By the middle of the year, investors were praising the Fed for engineering a "soft landing" as the stock market retreated and the economy slowed to a more stable level. Weak consumer related economic data throughout the fourth quarter caused Fed to abandon a 19-month position regarding inflation fears and adopt an "easing bias". In the first two weeks of January 2001, the Fed reduced the Federal Funds rate and discount rate by .50%. This action capped a year that saw a 180o reversal in the markets.

We believe that the Fed will continue to act with an "easing bias" to support a "soft landing" scenario. There is support for lower interest rates as economic growth rates are declining, inflation is not materializing and productivity gains remain strong.

We will continue to overweight the higher yielding credit sectors of the bond market. The yield premium for owning non-Treasury securities is at historically high levels, which is inconsistent with one of the strongest economies in recent years. We believe the Fed is not done lowering rates and therefore we are maintaining a maximum maturity/duration range in the Fund. We have also been incrementally increasing the quality of our portfolio positions as opportunities arise.

We are encouraged by the prospects for a rewarding fixed economic environment in 2001 - lower rates and narrowing credit spreads should present a unique opportunity for the Fund to outperform.

MONETTA GOVERNMENT MONEY MARKET FUND                  PERIOD ENDED 12/31/2000

Investment Objective:             7-Day Yield:      Average Days to Maturity
Income and Capital Preservation   6.45%**           23 Days

Total Net Assets:
$4.5 million


PERFORMANCE:

                                            Since Inception
                     1 Year      5 Year     (3/1/93)

Monetta Government
  Money Market Fund  6.03%**     5.27%**     4.92%**
Lipper US Gov't Money
  Market Funds Avg.* 5.71%       5.00%       4.62%

*Source Lipper Analytical Services, Inc. Lipper is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is no guarantee of future results.

Past performance is no guarantee of future results. **Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 6.10%, versus 6.45%, on December 31, 2000. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)

Period      Money Market Fund     Lip. Money Mkt Avg.

3/1/93      10,000                10,000
3/93        10,013                10,023
6/93        10,072                10,088
9/93        10,147                10,154
12/93       10,224                10,222
3/94        10,301                10,290
6/94        10,396                10,374
9/94        10,507                10,475
12/94       10,637                10,597
3/95        10,788                10,738
6/95        10,950                10,885
9/95        11,110                11,030
12/95       11,262                11,174
3/96        11,401                11,309
6/96        11,539                11,440
9/96        11,683                11,579
12/96       11,832                11,711
3/97        11,977                11,846
6/97        12,126                11,988
9/97        12,281                12,135
12/97       12,441                12,284
3/98        12,599                12,433
6/98        12,760                12,585
9/98        12,927                12,738
12/98       13,091                12,894
3/99        13,244                13,045
6/99        13,397                13,180
9/99        13,554                13,327
12/99       13,726                13,485
3/00        13,908                13,655
6/00        14,109                13,843
9/00        14,326                14,057
12/00       14,555                14,265




PORTFOLIO COMPOSITION

(A) FED. HOME LOAN MORTG CORP   46.7%
FED. NAT'L MORTG. ASSOC.        37.2%
FED. HOME LOAN BANK DISC. NOTES 16.1%


ALLOCATION:

Government Obligations          99.2%
Other Assets Less Liabilities   0.8%
Total                           100.0%


COMMENTARY

The Monetta Government Money Market Fund gained 6.03% for the year ended December 31, 2000. The return ranked the Fund 19th of 134 funds in the Lipper U.S. Government Money Market Funds category which gained 5.71% for the same period. For the 3 year and 5 year period ended December 31, 2000, the Fund ranked 10th of 110 funds and 13th of 100 funds, respectively.

The Federal Reserve began the year raising interest rates in an attempt to slow down an economy that had posted a 7% growth rate in the fourth quarter of 1999, continuing an inflation fighting position in place since late 1998. The
Federal Funds rate reached 6.50% by mid-year 2000 with the Fed firmly entrenched in a "tightening bias". By the beginning of the fourth quarter 2000, substantial slowing in consumer confidence and spending became a serious concern to the Fed - the consumer constitutes approximately 2/3 of economic growth in the U.S. In the first two weeks of January 2001 the Fed abruptly changed monetary policy and lowered the Federal Funds rate and discount rate by
 .50%.

We believe the table is set for further reduction in short term interest rates in the first half of 2001 but not without some challenges - the Fed has to apply the tools of its trade so as to manage a slowdown without overshooting.

The Funds basic investment strategy has not changed. We continue to overweigh the agency discount rate sector versus T-bills because of the yield premium this sector provides. The average maturity of the Fund at December 31, 2000 was 23 days. We anticipate some selective maturity extension in the Fund to lock up current yields in anticipation of further Federal Reserve short-term interest rate reductions.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and the highest quality investments.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000


MONETTA FUND


COMMON STOCKS - 93.6%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Banks - 2.9%
  19,000    Commerce Bancorp, Inc.                    $ 1,299
  20,000    East West Bancorp, Inc.                     499
  30,000    Greater Bay Bancorp.                        1,230
                                                        3,028

BIOTECHNOLOGY - 0.5%
  *7,350    CRYOLIFE, INC.                              222
 *29,100    XOMA LTD.                                   284
                                                        506

CHEMICALS - 5.3%
 *91,700    CABOT MICROELECTRONICS CORP.                4,763
  33,500    SPARTECH CORP.                              689
                                                        5,452

COMMERCIAL SERVICES - 6.9%
 *47,000    ACTRADE FINANCIAL
            TECHNOLOGIES LTD.                           1,037
 *21,000    ALBANY MOLECULAR
            RESEARCH, INC.                              1,294
*138,000    CAREMARK RX, INC.                           1,872
 *30,000    MAXIMUS, INC.                               1,048
 *24,000    PHARMACEUTICAL PRODUCTS
            DEVELOPMENT, INC.                           1,192
 *35,000    QUINTILES TRANSNATIONAL CORP.               733
                                                        7,176

COMPUTERS - 2.3%
 *15,000    ADVANCED DIGITAL
            INFORMATION CORP.                           345
 *58,000    CARREKER CORP.                              2,016
                                                        2,361

ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
  19,000    C&D TECHNOLOGIES, INC.                      820
 *10,000    POWER-ONE, INC.                             393
 *20,200    VICOR CORP.                                 614
                                                        1,827

ELECTRONICS - 7.7%
 *60,000    AMPHENOL CORP.                              2,351
 *27,000    CYMER, INC.                                 695
 *46,000    DDI CORP.                                   1,254
 *10,600    MOLECULAR DEVICES CORP.                     725
  65,000    SBS TECHNOLOGIES, INC.                      1,946
  24,000    TECHNITROL, INC.                            987
                                                        7,958

ENVIRONMENTAL CONTROL - 2.4%
*110,000    ALLIED WASTE INDUSTRIES, INC.               1,602
 *50,000    REPUBLIC SERVICES, INC.                     859
                                                        2,461


COMMON STOCKS                                           VALUE
NUMBER OF SHARES                                        (IN THOUSANDS)

HEALTHCARE-PRODUCTS - 1.7%
 *20,000    CYTYC CORP.                               $ 1,251
 *10,000    HENRY SCHEIN, INC.                          346
  *4,000    POLYMEDICA CORP.                            134
                                                        1,731

HEALTHCARE-SERVICES - 9.8%
*148,000    HEALTHSOUTH CORP.                           2,414
 *20,000    IMPATH, INC.                                1,330
 *16,000    LINCARE HOLDINGS, INC.                      913
 *25,000    MANOR CARE, INC.                            516
 *30,000    OXFORD HEALTH PLANS, INC.                   1,185
   7,000    QUEST DIAGNOSTICS, INC.                     994
 *29,000    REHABCARE GROUP, INC.                       1,490
 *17,000    TRIGON HEALTHCARE, INC.                     1,323
                                                        10,165

INSURANCE - 2.9%
  15,000    AMBAC FINANCIAL GROUP, INC.                 874
  35,000    OLD REPUBLIC INT'L CORP.                    1,120
  13,000    RADIAN GROUP, INC.                          976
                                                        2,970

PHARMACEUTICALS - 17.4%
  *8,000    ABGENIX, INC.                               472
 *30,000    ADVANCE PARADIGM, INC.                      1,365
 *55,500    AMERISOURCE HEALTH CORP. CL A               2,803
 *20,300    BARR LABORATORIES, INC.                     1,481
  35,000    BINDLEY WESTERN INDUSTRIES, INC.            1,455
 *25,000    BIOVAIL CORP.                               971
 *28,000    CIMA LABS, INC.                             1,822
 *21,500    EXPRESS SCRIPTS, INC. - CL A                2,198
 *38,000    MEDICIS PHARMACEUTICAL
            CORP. - CL A                                2,247
 *41,000    TARO PHARMACEUTICAL
            INDUSTRIES LTD.                             1,273
 *36,500    WATSON PHARMACEUTICALS, INC.                1,868
                                                        17,955

RETAIL - 2.6%
 *20,000    CHRISTOPHER & BANKS CORP.                   564
 *50,000    DUANE READE, INC.                           1,528
  45,000    REGIS CORP.                                 652
                                                        2,744

SAVINGS & LOANS - 1.3%
  22,800    FLAGSTAR BANCORP, INC.                      570
 *25,000    GOLDEN STATE BANCORP.                       786
                                                        1,356



COMMON STOCKS                                           VALUE
NUMBER OF SHARES                                        (IN THOUSANDS)

SEMICONDUCTORS - 17.5%
*230,000    ACTEL CORP.                               $ 5,563
 *25,000    ALPHA INDUSTRIES, INC.                      925
*100,000    AMKOR TECHNOLOGY, INC.                      1,551
 *36,000    CREE, INC.                                  1,279
 *21,000    ELANTEC SEMICONDUCTOR, INC.                 583
 *10,500    GLOBESPAN, INC.                             289
 *20,000    HI/FN, INC.                                 550
  60,000    INTEGRATED CIRCUIT SYSTEMS, INC.            994
*100,000    MICREL, INC.                                3,369
 *50,000    SEMTECH CORP.                               1,103
 *44,000    TRIQUINT SEMICONDUCTOR, INC.                1,922
                                                        18,128

SOFTWARE - 4.4%
 *90,500    AREMISSOFT CORP.                            3,863
 *35,000    PEREGRINE SYSTEMS, INC.                     691
                                                        4,554
TELECOMMUNICATIONS - 4.4%
 *28,000    EMULEX CORP.                                2,238
  30,000    NEWPORT CORP.                               2,359
                                                        4,597
MISCELLANEOUS - 1.8%
  12,400    DORAL FINANCIAL CORP.                       300
 *22,000    SUIZA FOODS CORP.                           1,056
 *25,000    WMS INDUSTRIES, INC.                        503
                                                        1,859

TOTAL COMMON STOCKS                                     96,828
   (COST $84,614) (A)

                                                        VALUE
PRINCIPAL AMOUNT                                        (IN THOUSANDS)

VARIABLE DEMAND NOTES - 0.9%
 887,000    FIRSTAR BANK, N.A. - 6.32%                $ 887

COMMERCIAL PAPER - 6.7%
3,000,000   PARKER-HANNIFIN CO. - 6.52%
            DUE 01/10/01                                2,995
4,000,000   CINTAS CORP. - 6.53%
            DUE 01/11/01                                3,993
                                                        6,988

TOTAL SHORT-TERM INVESTMENTS - 7.6%                     7,875

TOTAL INVESTMENTS - 101.2%                              104,703
   (COST $92,489) (A)

OTHER NET ASSETS LESS LIABILITIES - (1.2%)              (1,266)

NET ASSETS - 100%                                      $103,437


(a) For tax purposes, cost is $96,773, the aggregate gross unrealized appreciation is $13,764, and aggregate gross unrealized depreciation is $5,834, resulting in net unrealized appreciation of $7,930 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA SMALL-CAP EQUITY FUND

COMMON STOCKS - 88.2%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Banks - 3.9%
   4,000    Greater Bay Bancorp.                    $ 164

Chemicals - 5.0%
  *4,000    Cabot Microelectronics Corp.              208

Commercial Services - 2.9%
  *2,000    Albany Molecular Research, Inc.           123

Healthcare-Services - 8.5%
 *10,000    HEALTHSOUTH Corp.                         163
  *2,900    IMPATH, Inc.                              193
                                                      356
Pharmaceuticals - 21.8%
  *3,000    Biovail Corp.                             117
  *2,000    CIMA Labs, Inc.                           130
  *3,000    Express Scripts, Inc. - CL A              307
  *2,000    Medicis Pharmaceutical
            Corp. - CL A                              118
  *3,800    Taro Pharmaceutical
            Industries Ltd.                           118
  *2,500    Watson Pharmaceuticals, Inc.              128
                                                      918
Retail - 9.1%
  *4,000    Christopher & Banks Corp.                 113
  *4,000    Duane Reade, Inc.                         122
  10,000    Regis Corp.                               145
                                                      380
Semiconductors - 11.9%
  *7,000    Actel Corp.                               169
  *4,000    Elantec Semiconductor, Inc.               111
   5,000    Integrated Circuit Systems, Inc.          83
  *4,100    Micrel, Inc.                              138
                                                      501
Software - 8.5%
  *4,000    Aremissoft Corp.                          171
  *1,000    NetIQ Corp.                               87
  *5,000    Peregrine Systems, Inc.                   99
                                                      357
Telecommunications - 16.6%
  *1,800    Anaren Microwave, Inc.                    121
  *3,500    Extreme Networks, Inc.                    137
  *7,000    Inet Technologies, Inc.                   283
   2,000    Newport Corp.                             157
                                                      698

COMMON STOCKS                                         VALUE
NUMBER OF SHARES                                      (In Thousands)

Total Common Stocks                                 $ 3,705
   (Cost $3,160) (a)

VARIABLE DEMAND NOTES - 8.6%
Principal Amount
 175,000    Firstar Bank, N.A. - 6.32%                175
 163,300    Sara Lee Corp. - 6.25%                    163
  25,000    WI Electric Power Co. - 6.24%             25
                                                      363

COMMERCIAL PAPER - 4.8%
Principal Amount
 200,000    McGraw-Hill, Inc. - 6.50%
                Due 01/16/01                          200

Total Short-Term Investments                          563

Total Investments - 101.6%                            4,268
   (Cost $3,723) (a)

Other Net Assets Less Liabilities - (1.6%)            (66)

Net Assets - 100%                                    $4,202


(a)  For  tax  purposes,   cost  is  $3,796,  the  aggregate  gross  unrealized
appreciation is $657, and aggregate gross unrealized depreciation is $185, resulting in net unrealized appreciation of $472 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA MID-CAP EQUITY FUND


COMMON STOCKS - 95.4%                                  VALUE
NUMBER OF SHARES                                       (In Thousands)

Banks - 3.4%
   2,500    Comerica, Inc.                           $ 149
   2,000    Northern Trust Corp.                       163
   3,000    SouthTrust Corp.                           122
   1,000    State Street Corp.                         124
                                                       558

Biotechnology - 5.3%
  *2,000    Genzyme Corp.                              180
  *2,000    Human Genome Sciences, Inc.                139
  *1,000    IDEC Pharmaceuticals Corp.                 189
  *3,000    Millenium Pharmacuticals, Inc.             186
  *2,000    Myriad Genetics, Inc.                      165
                                                       859

Computers - 4.6%
  *3,000    Affiliated Computer
            Services, Inc.                             182
  *4,000    DST Systems, Inc.                          268
 *10,000    M-Systems Flash Disk
            Pioneers Ltd.                              139
  *4,000    Redback Networks, Inc.                     164
                                                       753

Electronics - 10.9%
  *4,000    Celestica, Inc.                            217
  *3,000    C-MAC Industries, Inc.                     133
   6,040    Flextronics Int'l Ltd.                     172
  *6,000    Jabil Circuit, Inc.                        152
  *3,000    Mettler-Toledo Int'l, Inc.                 163
   3,000    Millipore Corp.                            189
   3,000    Perkinelmer, Inc.                          315
  *2,000    Sawtek, Inc.                               93
   4,000    Symbol Technologies, Inc.                  144
   6,000    Tektronix, Inc.                            202
                                                       1,780

Entertainment - 2.6%
  *4,000    Int'l Game Technology Co.                  192
  *3,000    Macrovision Corp.                          222
                                                       414

Healthcare-Services - 4.3%
 *10,000    HEALTHSOUTH Corp.                          163
  *4,000    Oxford Health Plans, Inc.                  158
  *2,000    Trigon Healthcare, Inc.                    156
  *2,000    Wellpoint Health Networks, Inc.            230
                                                       707

Insurance - 1.8%
   3,000    Nationwide Financial
            Services, Inc.                             142
   4,000    Torchmark Corp.                            154
                                                       296

Internet - 8.6%
  *5,000    Avocent Corp.                              135
  *3,000    E.piphany, Inc.                            162
  *2,000    i2 Technologies, Inc.                      109
  *2,000    Internet Security Systems, Inc.            157


COMMON STOCKS                                          VALUE
NUMBER OF SHARES                                       (In Thousands)

  *3,000    Interwoven, Inc.                         $ 198
  *3,000    Macromedia, Inc.                           182
  *3,000    RSA Security, Inc.                         158
  *4,000    TIBCO Software, Inc.                       192
   2,000    TMP Worldwide, Inc.                        110
                                                       1,403

Media - 3.6%
  *2,500    Cablevision Systems Corp.                  212
 *10,000    Charter Communications, Inc.               227
  *3,000    Gemstar-TV Guide Int'l, Inc.               139
                                                       578

Oil&Gas Producers and Services - 2.1%
  *4,000    Rowan Companies, Inc.                      108
  *3,000    Transocean Sedco Forex, Inc.               138
  *2,000    Weatherford Int'l, Inc.                    95
                                                       341

Pharmaceuticals - 7.6%
  *4,000    ALZA Corp.                                 170
   4,000    Bergen Brunswig Corp.                      63
  *3,000    Express Scripts, Inc. - CL A               307
  *2,000    Forest Laboratories, Inc.                  265
  *3,000    Teva Pharmaceutical
            Industries Ltd.                            220
  *4,000    Watson Pharmaceuticals, Inc.               205
                                                       1,230

Semiconductors - 8.0%
  *3,000    Applied Micro Circuits Corp.               225
  *6,000    GlobeSpan, Inc.                            165
  *4,000    Int'l Rectifier Corp.                      120
  *4,000    Microchip Technology, Inc.                 88
  *1,000    PMC-Sierra, Inc.                           79
  *2,000    Qlogic Corp.                               154
  *4,000    Transwitch Corp.                           156
  *3,000    TriQuint SemiConductor, Inc.               131
  *4,000    Xilinx, Inc.                               185
                                                       1,303

Software - 9.4%
   2,500    Adobe Systems, Inc.                        145
  *3,000    Advent Software, Inc.                      120
  *2,500    BEA Systems, Inc.                          168
  *2,000    Mercury Interactive Corp.                  181
  *4,000    Micromuse, Inc.                            241
  *4,000    PeopleSoft, Inc.                           149
  *4,000    Rational Software Corp.                    156
  *3,000    Research in Motion Ltd.                    240
  *2,000    Siebel Systems, Inc.                       136
                                                       1,536

Telecommunications - 12.5%
  *3,000    Avanex Corp.                               179
  *2,000    Comverse Technology, Inc.                  217
  *6,000    Digital Lightwave, Inc.                    190




COMMON STOCKS                                          VALUE
NUMBER OF SHARES                                       (In Thousands)

  *3,000    Emulex Corp.                             $ 240
  *2,000    Extreme Networks, Inc.                     78
  *4,000    Finisar Corp.                              116
   4,000    Harris Corp.                               122
  *3,000    Inet Technologies, Inc.                    121
  *3,000    Network Appliance, Inc.                    193
   3,000    Newport Corp.                              236
  *4,000    Powerwave Technologies, Inc.               234
  *4,000    RF Micro Devices, Inc.                     110
                                                       2,036

Miscellaneous - 10.7%
   6,000    Beckman Coulter, Inc.                      252
  *6,000    Calpine Corp.                              270
   3,000    Capital One Financial Corp.                198
  *3,000    Concord EFS, Inc.                          132
   6,000    Dynegy, Inc.                               336
   3,000    Harley-Davidson, Inc.                      119
  *4,000    Outback Steakhouse, Inc.                   104
  *4,000    Polycom, Inc.                              129
  *5,000    Power-One, Inc.                            197
                                                       1,737


Total Common Stocks                                    15,531
   (Cost $14,041) (a)

VARIABLE DEMAND NOTES - 1.9%
Principal Amount
 301,700    Firstar Bank, N.A. - 6.32%                 302

COMMERCIAL PAPER - 2.4%
Principal Amount
 400,000    Questar Corp. - 6.55%
               Due 01/23/01                            398

Total Short-Term Investments                           700

Total Investments - 99.7%                              16,231
   (Cost $14,741) (a)

Other Net Assets Less Liabilities - 0.3%               53

Net Assets - 100%                                     $16,284


(a) For tax purposes, cost is $14,777, the aggregate gross unrealized appreciation is $3,007, and aggregate gross unrealized depreciation is $1,553, resulting in net unrealized appreciation of $1,454 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA LARGE-CAP EQUITY FUND

COMMON STOCKS - 96.3%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Aerospace/Defense - 2.1%
   2,000    General Dynamics Corp.                  $ 156

Biotechnology - 1.7%
  *2,000    Amgen, Inc.                               128

Commercial Services - 1.9%
   4,000    McKesson HBOC, Inc.                       143

Computers - 7.6%
  *2,000    Brocade Communications
            Systems, Inc.                             184
  *3,000    EMC Corp.                                 199
  *2,000    VERITAS Software Corp.                    175
                                                      558

Diversified Financial Services - 11.3%
   3,600    American Express Co.                      198
   4,987    Citigroup, Inc.                           255
   3,000    MBNA Corp.                                111
   4,000    Merrill Lynch & Co., Inc.                 273
                                                      837

Electric - 1.9%
  *2,000    Exelon Corp.                              140

Electronics - 5.7%
   2,000    Applera Corp. - Applied
            Biosystems Group                          188
  *3,000    Sanmina Corp.                             230
                                                      418

Food - 2.5%
  *3,000    Safeway, Inc.                             187

Healthcare-Products - 10.4%
   2,000    Johnson & Johnson Co.                     210
   3,000    Medtronic, Inc.                           181
   3,000    HCA - The Healthcare Co.                  132
   4,000    UnitedHealth Group, Inc.                  246
                                                      769

Insurance - 4.7%
   1,500    American Int'l Group, Inc.                148
   1,500    Cigna Corp.                               198
                                                      346
Media - 3.2%
   3,000    The Walt Disney Co.                       87
   3,255    Viacom, Inc. - CL B                       152
                                                      239

Miscellaneous Manufacturing - 2.3%
   3,600    General Electric Co.                      173


COMMON STOCKS                                         VALUE
NUMBER OF SHARES                                      (In Thousands)

Oil&Gas Services - 2.7%
   2,500    Schlumberger Ltd.                       $ 200

Pharmaceuticals - 4.0%
   2,500    American Home Products Corp.              159
   3,000    Pfizer, Inc.                              138
                                                      297
Retail - 9.7%
   4,000    Home Depot, Inc.                          183
  *5,000    Kohl's Corp.                              305
   4,000    McDonald's Corp.                          136
   3,000    Target Corp.                              97
                                                      721
Semiconductors - 3.6%
   4,000    Intel Corp.                               121
   3,000    Texas Instruments, Inc.                   142
                                                      263
Software - 10.7%
   2,500    Adobe Systems, Inc.                       145
   2,000    Automatic Data Processing, Inc.           127
  *3,000    BEA Systems, Inc.                         202
  *4,000    Oracle Corp.                              116
  *3,000    Siebel Systems, Inc.                      203
                                                      793
Telecommunications - 10.3%
  *3,000    Cisco Systems, Inc.                       115
   4,000    Corning, Inc.                             211
  *1,000    Juniper Networks, Inc.                    126
  *2,000    Qualcomm, Inc.                            165
   3,000    SBC Communications, Inc.                  143
                                                      760

Total Common Stocks                                   7,128
   (Cost $6,002) (a)

VARIABLE DEMAND NOTES - 3.9%
Principal Amount
 283,700    Firstar Bank, N.A. - 6.32%                284

Total Investments - 100.2%                            7,412
   (Cost $6,285) (a)

Other Net Assets Less Liabilities - (0.2%)            (13)

Net Assets - 100%                                   $ 7,399

(a) For tax purposes, cost is $6,297, the aggregate gross unrealized appreciation is $1,474, and aggregate gross unrealized depreciation is $359, resulting in net unrealized appreciation of $1,115 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA BALANCED FUND

COMMON STOCKS - 58.6%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Computers - 3.4%
  *1,500    EMC Corp.                               $ 100
  *9,000    M-Systems Flash Disk
            Pioneers Ltd.                             125
  *1,000    VERITAS Software Corp.                    88
                                                      313

Diversified Financial Services - 7.2%
   3,000    American Express Co.                      165
   2,666    Citigroup, Inc.                           136
   3,000    Merrill Lynch & Co., Inc.                 205
   2,000    Morgan Stanley Dean
            Witter & Co.                              158
                                                      664

Healthcare-Products and Services - 4.9%
   2,000    Johnson & Johnson Co.                     210
   4,000    UnitedHealth Group, Inc.                  246
                                                      456

Insurance - 3.0%
   1,500    American Int'l Group, Inc.                148
   1,000    Cigna Corp.                               132
                                                      280

Oil&Gas Producers and Services - 3.2%
   2,000    Schlumberger Ltd.                         160
  *2,998    Transocean Sedco Forex, Inc.              138
                                                      298

Pharmaceuticals - 7.9%
   2,000    Cardinal Health, Inc.                     199
   2,000    Merck & Co., Inc.                         187
   4,000    Pfizer, Inc.                              184
  *3,000    Watson Pharmaceuticals, Inc.              154
                                                      724

Retail - 4.0%
   2,000    Home Depot, Inc.                          91
  *2,000    Kohl's Corp.                              122
   3,000    Wal-Mart Stores, Inc.                     160
                                                      373

Semiconductors - 3.5%
  *6,000    Integrated Device
            Technology, Inc.                          199
  *4,000    Int'l Rectifier Corp.                     120
                                                      319

Software - 5.3%
  *3,000    Aremissoft Corp.                          128
  *4,000    Oracle Corp.                              116
  *3,000    Research in Motion Ltd.                   240
                                                      484

Telecommunications - 11.2%
  *3,000    Cisco Systems, Inc.                       115
  *1,500    Comverse Technology, Inc.                 163
   2,000    Corning, Inc.                             106
  *3,000    Emulex Corp.                              240
   2,000    Newport Corp.                             157
  *2,000    Qualcomm, Inc.                            164


COMMON STOCKS                                         VALUE
NUMBER OF SHARES                                      (In Thousands)

  *2,000    Qwest Communications
            Int'l, Inc.                             $ 82
                                                      1,027

Miscellaneous - 5.0%
  *4,000    Gemstar-TV Guide Int'l, Inc.              185
   4,000    Waste Management, Inc.                    111
   3,000    Wells Fargo & Co.                         167
                                                      463

Total Common Stocks                                   5,401
  (Cost $4,801) (a)

VARIABLE DEMAND NOTES - 0.4%
PRINCIPAL AMOUNT
  36,600    Firstar Bank N.A. - 6.32%                 37

TREASURY NOTES - 6.4%
PRINCIPAL AMOUNT
 125,000    U.S. Treasury Note
               6.875% Due 05/15/06                    135
 350,000    US Treasury Note
               8.125% Due 08/15/19                    453
                                                      588

CORPORATE BONDS - 26.5%
PRINCIPAL AMOUNT

 300,000    Chase Manhattan Corp.
               9.750% Due 11/01/01                    308
 100,000    Edison Int'l, Inc.
               6.760% Due 11/01/01                    100
 300,000    National Rural Utilities
               6.250% Due 04/15/03                    298
 150,000    US Central Credit Union
               6.000% Due 05/21/03                    149
 100,000    Boston Scientific Corp.
               6.625% Due 03/15/05                    91
 175,000    Ford Motor Credit Co.
               7.600% Due 08/01/05                    180
 125,000    Enron Corp.
               6.625% Due 11/15/05                    126
 125,000    Worldcom, Inc.
               8.000% Due 05/15/06                    127
 125,000    EOG Resources, Inc.
               6.700% Due 11/15/06                    125
 100,000    LCI Int'l, Inc.
               7.250% Due 06/15/07                    101
 125,000    General Electric Capital Corp.
               8.625% Due 06/15/08                    142
 125,000    Quebec Province
               5.750% Due 02/15/09                    121
 300,000    CIL Corp.
               8.700% Due 10/15/09                    319



SCHEDULE OF INVESTMENTS DECEMBER 31, 2000

MONETTA BALANCED FUND (Con't)

Corporate Bonds                                       VALUE
PRINCIPAL AMOUNT                                      (In Thousands)

 100,000    Motorola, Inc.
               7.625%  Due 11/15/10                 $ 103
 150,000    East Coast Power, LLC
               7.066%  Due 03/31/12                   144
                                                      2,434

ASSET BACKED SECURITIES - 2.2%
PRINCIPAL AMOUNT
 204,495    Green Tree Home Imprv. Mortgage
               6.780% Due 06/15/28                    205

U.S. GOVERNMENT AGENCIES - 5.3%
PRINCIPAL AMOUNT

 300,000    FNMA Discount Note
            7.125% Due 01/15/30                       336
 100,000    Federal Home Loan Mortgage Corp.
            6.250% Due 07/15/04                       102
  50,000    Federal Home Loan Bank
            6.875% Due 08/15/03                       51
                                                      489

Total Investments - 99.4%                             9,154
  (Cost $8,425) (a)

Other Net Assets Less Liabilities - 0.6%              54

Net Assets - 100%                                   $ 9,208


(a) For tax purposes, cost is $8,572, the aggregate gross unrealized appreciation is $1,091, and aggregate gross unrealized depreciation is $509, resulting in net unrealized appreciation of $582 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.


MONETTA INTERMEDIATE BOND FUND                      DECEMBER 31, 2000

Corporate Bonds - 77.6%                             VALUE
PRINCIPAL AMOUNT                                    (In Thousands)

 940,000    Pacific Gas & Electric
               8.750% Due 01/01/01                $ 940
 700,000    Chase Manhattan Corp.
               9.750% Due 11/01/01                  719
 325,000    Edison Int'l, Inc.
               6.760% Due 11/01/01                  325
 600,000    Ontario Province
               7.750% Due 06/04/02                  615
 500,000    US Bank NA Minnesota
               6.280% Due 07/19/02                  500
 500,000    Wells Fargo & Co.
               6.500% Due 09/03/02                  504
1,000,000   Tyco Int'l Group SA
               6.875% Due 09/05/02                  1005
 200,000    Corp Andina De Fomento
               7.100% Due 02/01/03                  201
 100,000    Del Webb Corp.
               9.750% Due 03/01/03                  98
 850,000    National Rural Utilities
               6.250% Due 04/15/03                  845
 500,000    US Central Credit Union
               6.000% Due 05/21/03                  497
1,000,000   Conseco, Inc.
               8.750% Due 02/09/04                  735
 750,000    Conoco, Inc.
               5.900% Due 04/15/04                  743
 750,000    Associates Corp., NA
               5.800% Due 04/20/04                  739
 550,000    Countrywide Home Loan Corp.
               6.850% Due 06/15/04                  552
 750,000    Diageo Capital PLC
               6.625% Due 06/24/04                  762
 610,000    Boston Scientific Corp.
               6.625% Due 03/15/05                  556
 550,000    General Motors Acceptance Corp.
               7.500% Due 07/15/05                  564
 850,000    Ford Motor Credit Co.
               7.600% Due 08/01/05                  874
 500,000    Enron Corp.
               6.625% Due 11/15/05                  502
 600,000    Worldcom, Inc.
               8.000% Due 05/15/06                  611
 500,000    Prudential Insurance Co.
               6.375% Due 07/23/06                  493
 705,000    EOG Resources, Inc.
               6.700% Due 11/15/06                  705
 600,000    LCI Int'l, Inc.
               7.250% Due 06/15/07                  607
 600,000    Lehman Brothers Holding Co.
               8.250% Due 06/15/07                  630



SCHEDULE OF INVESTMENTS DECEMBER 31, 2000

MONETTA INTERMEDIATE BOND FUND (Con't)

Corporate Bonds                                     VALUE
PRINCIPAL AMOUNT                                    (In Thousands)

 550,000    General Electric Capital Corp.
               8.625% Due 06/15/08                $ 624
 600,000    Quebec Province
               5.750% Due 02/15/09                  580
1,000,000   CIL Corp.
               8.700% Due 10/15/09                  1,063
 600,000    Motorola, Inc.
               7.625% Due 11/15/10                  618
 550,000    East Coast Power, LLC
               7.066% Due 03/31/12                  528
 944,206    FEDEX Corp.
               7.500% Due 01/15/18                  977
                                                    19,712


U.S. GOVERNMENT AGENCIES - 15.6%
PRINCIPAL AMOUNT

 500,000    Federal Home Loan Bank
               6.875% Due 08/15/03                  516
 750,000    Federal Home Loan Mortgage Corp.
               6.250% Due 07/15/04                  764
 250,000    HUD Housing and Urban Development
               6.360% Due 08/01/04                  255
 800,000    Federal Home Loan Bank
               7.625% Due 05/15/07                  877
 750,000    Federal Home Loan Mortgage Corp.
               5.750% Due 04/15/08                  744
 800,000    FNMA Discount Note
               6.000% Due 05/15/08                  804
                                                    3,960

TREASURY NOTES - 2.4%
PRINCIPAL AMOUNT
 550,000    US Treasury Note
               6.875% Due 05/15/06                  595

VARIABLE DEMAND NOTES - 2.9%
PRINCIPAL AMOUNT
 739,850    Firstar Bank N.A. - 6.32%               740

Total Investments - 98.5%                           25,007
  (Cost $24,683) (a)

Other Net Assets Less Liabilities - 1.5%            387

Net Assets - 100%                                 $ 25,394

(a) For tax purposes, cost is $24,687, the aggregate gross unrealized appreciation is $610, and aggregate gross unrealized depreciation is $290, resulting in net unrealized appreciation of $320 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.


MONETTA GOVERNMENT MONEY MARKET FUND                  DECEMBER 31, 2000

FEDERAL HOME LOAN BANK - 16.1%                        VALUE
PRINCIPAL AMOUNT                                      (In Thousands)

 625,000    Due 01/12/01 - 6.430%                   $ 624
 100,000    Due 01/26/01 - 6.230%                     99
                                                      723

FEDERAL NATIONAL MORTGAGE ASSOC. - 37.2%
PRINCIPAL AMOUNT

 885,000    Due 01/17/01 - 6.400%                     883
 350,000    Due 02/19/01 - 6.160%                     347
 450,000    Due 03/01/01 - 6.270%                     445
                                                      1,675

FEDERAL HOME LOAN MORTGAGE CORP. - 45.9%
PRINCIPAL AMOUNT

 180,000    Due 01/02/01 - 6.450%                     180
1,310,000   Due 01/09/01 - 6.430%                     1,308
 230,000    Due 02/01/01 - 6.400%                     229
 160,000    Due 02/07/01 - 6.370%                     159
 190,000    Due 02/23/01 - 6.170%                     188
                                                      2,064

Total Investments - 99.2%                             4,462

Other Net Assets Less Liabilities - 0.8%              39

Net Assets - 100%                                   $ 4,501


(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES                       DECEMBER 31, 2000
(IN THOUSANDS)

                                    Small-Cap  Mid-Cap  Large-Cap            Intermediate  Government
                           Monetta  Equity     Equity   Equity     Balanced  Bond          Money Market
                           Fund     Fund       Fund     Fund       Fund      Fund          Fund
Assets:
Investments at market value
(cost: $92,489; $3,723;
$14,741; $6,285; $8,425;
$24,683; $4,462) (Note 1)  $104,703 $4,268     $16,231  $7,412     $9,154    $25,007       $4,462

Cash                       150      4          0        5          0         3             45

Receivables:
Interest and dividends     19       3          4        4          75        419           0
Securities sold            1,652    54         515      0          0         0             0
Fund shares sold           0        0          0        0          (a)       3             0

Total Assets               106,524  4,329      16,750   7,421      9,229     25,432        4,507

Liabilities:
Payables:
Custodial bank             0        0          13       0          1         0             0
Investment advisory fees
(Note 2)                   85       3          11       5          3         5             0
Distribution and service
charges payable            0        2          11       4          5         6             0
Investments purchased      2,925    111        419      0          0         0             0
Fund shares redeemed       1        (a)        1        1          4         20            0
Income Distribution        0        0          0        0          0         0             1
Accrued expenses           76       11         11       12         8         7             5

Total Liabilities          3,087    127        466      22         21        38            6

Net Assets                 103,437  4,202      16,284   7,399      9,208     25,394        4,501

Analysis of net assets:
Paid in capital (b)        106,050  4,279      15,127   6,538      8,846     25,438        4,501
Accumulated
undistributed net
investment income (loss)   (126)    (68)       (117)    (89)       1         11            0
Accumulated undistributed
net realized gain (loss)   (14,701) (554)      (216)    (177)      (368)     (379)         0
Net unrealized appreciation
(depreciation) on
investments                12,214   545        1,490    1,127      729       324           0

Net Assets                 $103,437 $4,202     $16,284  $7,399     $9,208    $25,394       $4,501

Net asset value, offering price,
 and redemption price per
 share (8,781 shares of capital
 stock and 312; 1,380; 506;
 719; 2,453; 4,501 shares of
 beneficial interest issued and
 outstanding respectively) $11.78   $13.45     $11.80   $14.61     $12.81    $10.35        $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $88 of $0.01 par value and $105,962 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

STATEMENTS OF OPERATIONS                                 DECEMBER 31, 2000
(IN THOUSANDS)


                                 Small-Cap  Mid-Cap   Large-Cap              Intermediate  Government
                        Monetta  Equity     Equity    Equity     Balanced    Bond          Money Market
                        Fund     Fund       Fund      Fund       Fund        Fund          Fund
Investment income and
 expenses:
Investment income:
Interest                $   942  $  31      $  103    $   27     $  271      $1,653        $263
Dividend                61       1          25        29         19          0             0
Other income            642      0          8         (a)        (a)         1             0

Total investment income 1,645    32         136       56         290         1,654         263

Expenses:
Investment advisory fee
 (Note 2)               1,346    38         157       67         40          78            10
Distribution expense    0        13         52        23         25          56            4
Custodial fees and bank
  cash management fee   72       7          12        5          6           8             2
Transfer and shareholder
  servicing agent fee   352      42         32        50         25          12            15
Other                   (a)      0          (a)       (a)        (a)         0             0

Total expenses          1,770    100        253       145        96          154           31

Expenses waived and
reimbursed              0        0          0         0          0           (27)          (14)

Expenses net of waived and
reimbursed expenses     1,770    100        253       145        96          127           17

Net Investment
income (loss)           (125)    (68)       (117)     (89)       194         1,527         246

Realized and unrealized gain
 (loss) on investments:

Realized gain (loss) on
investments:
Proceeds from sales     435,054  23,225     36,878    13,665     16,006      28,396        33,221

Cost of securities sold 417,070  22,937     34,625    12,839     15,212      28,722        33,221

Net realized gain (loss) on
investments             17,984   288        2,253     826        794         (326)         0

Net unrealized appreciation
 (depreciation) on investments:
Beginning of period     49,484   2,010      5,983     3,144      2,257       (328)         0
End of period           12,214   545        1,490     1,127      729         324           0

Net change in net unrealized
appreciation (depreciation)
on investments during the
period                  (37,270) (1,465)    (4,493)   (2,017)    (1,528)     652           0

Net realized
and unrealized gain
(loss) on investments   (19,286) (1,177)    (2,240)   (1,191)    (734)       326           0

Net increase (decrease)
in net
assets from operations  $(19,411)$(1,245)   $(2,357)  $(1,280)   $(540)      $1,853        $246

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

STATEMENTS OF CHANGES IN NET ASSETS                    December 31, 2000
(In Thousands)

                                                    Small-Cap          Mid-Cap
                                 Monetta             Equity              Equity
                                  Fund                Fund               Fund
                              2000     1999       2000     1999     2000     1999
From investment activities:

Operations:
Net investment income (loss)  $  (125) $   522    $ (68)  $  (63)   $  (117) $ (109)

Net realized gain (loss) on
Investments                   17,984   18,022     288     753       2,253    3,718

Net change in net unrealized
Appreciation (depreciation)
on investments during the
period                        (37,270) 26,995     (1,465) 1,255     (4,493)  3,531

Net increase (decrease) in net
assets from operations        (19,411) 45,539     (1,245) 1,945     (2,357)  7,140

Distribution from net
investment income             (520)    0          0       0         (a)      0

Distribution from short-term
capital gains, net (b)        (27,429) 0          (758)   0         (3,981)  (350)

Distribution from net
realized gains                (10,884) 0          (183)   0         (1,362)  0

Increase (decrease) in net
assets from investment
activities                    (58,244) 45,539     (2,186) 1,945     (7,700)  6,790

From capital transactions
(Note 3):

Proceeds from shares sold     14,058   5,790      3,562   870       1,505    1,234

Net asset value of shares
issued through dividend
reinvestment                  38,223   0          933     0         5,213    344

Cost of shares redeemed       (26,262) (40,356)   (3,439) (1,463)   (2,192)  (7,830)

Increase (decrease) in net
assets from capital
transactions                  26,019   (34,566)   1,056   (593)     4,526    (6,252)

Total increase (decrease)
 in net assets                (32,225) 10,973     (1,130) 1,352     (3,174)  538

Net assets at beginning
 of period                    $135,662 124,689    5,332   3,980     19,458   18,920

Net assets at end
 of period                    $103,437 $135,662   $4,202  $5,332    $16,284  $19,458

Accumulated undistributed
net investment income         $   0    $   520    $   0   $   0     $   0    $    0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.


       Large-Cap                           Intermediate     Government
        Equity           Balanced              Bond        Money Market
         Fund              Fund                Fund            Fund
    2000     1999     2000      1999     2000     1999     2000    1999



$  (89)      $  (56)  $  194    $  145   $ 1,527  $ 743    $ 246   $ 193


826          602      794       2,152    (326)    (54)     0       0




(2,017)      2,307    (1,528)   190      652      (424)    0       0


(1,280)      2,853    (540)     2,487    1,853    265      246     193


0            0        (196)     (144)    (1,520)  (740)    (246)   (193)


(47)         (34)     (517)     (765)    0        (7)      0       0


(1,006)      (196)    (876)     (237)    0        (10)     0       0



(2,333)      2,623    (2,129)   1,341    333      (492)    0       0




1,065        3,566    2,208     1,372    10,661   18,935   3,932   6,542



1,009        220      1,556     1,110    1,152    542      239     186

(1,640)      (1,296)  (1,876)   (8,863)  (6,625)  (5,788)  (3,370) (7,123)



434          2,490    1,888     (6,381)  5,188    13,689   801     (395)


(1,899)      5,113    (241)     (5,040)  5,521    13,197   801     (395)


$9,298       4,185    9,449     14,489   19,873   6,676    3,700   4,095


$7,399       $9,298   $9,208    $9,449   $25,394  $19,873  $4,501  $3,700


$ 0          $ 0      $ 1       $ 2      $ 11     $ 4      $ 0     $ 0

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

  1.    SIGNIFICANT ACCOUNTING POLICIES:
      Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential with income as a secondary objective. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

  Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

  Small-Cap  Equity  Fund.  The  primary  objective  of this  Fund  is  capital
  appreciation.  The  Fund  typically  invests  in   companies  with  a  market
  capitalization of less than $1 billion.

  Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

  Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

  Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

  Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

  Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

  The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

        (a) Securities Valuation
        Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

        (b) Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

        (c) Federal Income Taxes
        It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, Monetta Intermediate Bond Fund had accumulated capital loss carry forwards for tax purposes of $375,772, of which $28,202 will expire on December 31, 2007 and $347,570 will expire on December 31,2008.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.
      (d) General
      Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security. Income received from class action settlements is recorded as other income when received.
      (e) Distributions of Incomes and Gains
      Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. The Monetta Fund, Monetta Small-Cap Equity Fund and Monetta Mid-Cap Equity Fund had net operating losses for tax purposes of $125,633, $68,431, and $116,536, respectively, which were offset by short-term capital gains and were reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain. The Monetta Large-Cap Equity Fund had net operating losses for tax purposes of $88,800 which were reclassified from accumulated undistributed net investment loss to capital.

For the year ended December 31, 2000, the Monetta Fund, Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund and Monetta Balanced Fund paid long-term capital gains of $10,833,378, $183,456, $1,361,210, $1,006,429, and $875,466, respectively. For corporate shareholders of the Monetta Large-Cap Equity Fund, 31% of the income distributions for the year ended December 31, 1999, qualify for the dividend received deduction.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. (Advisor). For the year ended December 31, 2000, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the year ended December 31, 2000, for the Intermediate Bond Fund were $27,621 of total fees of $78,375. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2000, for the Government Money Market Fund, were $9,692, and $4,181, respectively.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

Monetta Financial Services, Inc., as of December 31, 2000 owned 23,861 shares or 7.6% of the Small-Cap Fund, 54,986 shares or 7.7% of the Balanced Fund, 84,878 shares or 1.9% of the Government Money Market Fund and 8,908 shares or 1.89% of the Large-Cap Fund. Monetta Financial Services, Inc. owns less than 1% of the Intermediate Bond Fund, the Monetta Fund, and the Mid-Cap Equity Fund.

3.    CAPITAL STOCK AND SHARE UNITS:
   There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                 Small-Cap  Mid-Cap  Large-Cap             Intermediate  Govt Money
                       Monetta   Equity     Equity   Equity     Balanced   Bond          Market
(In Thousands)         Fund      Fund       Fund     Fund       Fund       Fund          Fund

1999 beginning shares  8,333     297        1,394    311        1,001      627           4,095

Shares sold            397       56         82       224        87         1,815         6,542

Shares issued upon
 dividend reinvestment 0         0          23       13         77         52            186

Shares redeemed        (2,756)   (109)      (543)    (85)       (584)      (554)         (7,123)

Net increase (decrease)
 in shares outstanding (2,359)   (53)       (438)    152        (420)      1,313         (395)

2000 Beginning Shares  5,974     244        956      463        581        1,940         3,700

Shares sold            593       161        72       54         132        1,050         3,932

Shares issued upon
 dividend reinvestment 3,353     76         460      70         120        114           239

Shares redeemed        (1,139)   (169)      (108)    (81)       (114)      (651)         (3,370)

Net increase (decrease)
in shares outstanding  2,807     68         424      43         138        513           801

Ending Shares          8,781     312        1,380    506        719        2,453         4,501

4.   PURCHASES AND SALES OF INVESTMENT SECURITIES:
   The cost of purchases and proceeds from sales of securities for the period ended December 31, 2000, excluding short-term securities were: Monetta Fund, $421,358,498 and $435,054,130 Small-Cap Fund, $23,209,879 and $23,224,735;
   Mid-Cap Fund, $36,994,071 and $36,877,711; Large-Cap Fund, $13,298,960 and
   $13,664,946; Balanced Fund, $16,620,959 and $16,005,895; and Intermediate
   Bond Fund, $34,083,758 and $28,395,927. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $586,885 and none; and Intermediate Bond Fund, $7,044,651 and $5,446,990.

5.    DISTRIBUTION PLAN:
   The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

6.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:


                                     MONETTA FUND

                           2000      1999     1998     1997       1996

Net asset value at
 beginning of period       $22.711   $14.964  $17.274  $15.842    $15.591

Net investment
 income (loss)             (0.021)   0.075    (0.104)  (0.041)    (0.079)

Net realized and unrealized gain
 (loss) on investments     (3.911)   7.672    (1.554)  4.223      0.330

Total from investment
 operations:               (3.932)   7.747    (1.658)  4.182      0.251

Less:
 Distributions from net investment
  income                   (0.095)   0.000    0.000    0.000      0.000

 Distributions from short-term capital
  gains, net (a)           (4.925)   0.000    (0.283)  (1.910)    0.000

 Distributions from net
  realized gains           (1.980)   0.000    (0.369)  (0.840)    0.000

Total distributions        (7.000)   0.000    (0.652)  (2.750)    0.000

Net asset value at
 end of period             $11.779   $22.711  $14.964  $17.274    $15.842

Total return               (15.97%)  51.80%   (9.03%)  26.18%     1.60%

Ratio to average net assets:
Expenses                   1.32%     1.45%    1.36%    1.48%      1.38%
Net investment income      (0.09%)   0.50%    (0.64%)  (0.24%)    (0.51%)
Portfolio turnover         353.8%    210.9%   107.5%   97.8%      204.8%
Net assets ($ millions)    $103.4    $135.7   $124.7   $163.4     $211.5

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

SMALL-CAP EQUITY FUND

                                                                  2/1/97
                                                                  Through
                              2000        1999        1998        12/31/97

Net asset value at beginning
of period                     $21.831     $13.396     $13.900     $10.000

Net investment income (loss)  (0.274)     (0.264)     (0.272)     (0.148)

Net realized and unrealized
 gain (loss) on investments   (4.182)     8.699       (0.136)     4.878

Total from investment
 operations                   (4.456)     8.435       (0.408)     4.730

Less:
Distributions from net
 investment income            (0.000)     0.000       0.000       0.000

Distributions from short-term
 capital gains, net (a)       (3.160)     0.000       (0.096)     (0.830)

Distributions from net
 realized gains               (0.765)     0.000       0.000       0.000

Total distributions           (3.925)     0.000       (0.096)     (0.830)

Net asset value
 at end of period             $13.450     $21.831     $13.396     $13.900

Total return*                 (18.74%)    62.91%      (2.81%)     47.17%

Ratios to average net assets:
 Expenses*                    1.95%       2.36%       2.39%       1.75%
 Net investment income*       (1.33%)     (1.82%)     (2.04%)     (1.13%)
 Portfolio turnover           492.6%      265.0%      200.4%      138.8%

Net assets ($ thousands)      $4,202      $5,332      $3,980      $2,518


MID-CAP EQUITY FUND

                      2000        1999        1998        1997      1996


Net asset value at beginning of
period                $20.355     $13.571     $14.975     $14.814   $11.962

Net investment
 income (loss)        (0.119)     (0.099)     0.022       (0.045)   0.044

Net realized and unrealized
 gain (loss) on
 investments          (2.704)     7.225       (0.266)     4.296     2.852

Total from investment
 operations           (2.823)     7.126       (0.244)     4.251     2.896

Less:
Distributions from net
 investment income    0.000       0.000       (0.022)     0.000     (0.044)

Distributions from short-ter
 capital gains,
 net (a)              (4.270)     (0.342)     (0.477)     (1.452)   0.000

Distributions from net
 realized gains       (1.460)     0.000       (0.661)     (2.638)   0.000

Total distributions   (5.730)     (0.342)     (1.160)     (4.090)   (0.044)

Net asset value at end
 of period            $11.802     $20.355     $13.571     $14.975   $14.814

Total return          (12.69%)    53.39%      (0.85%)     29.14%    24.20%

Ratios to average net assets:
 Expenses             1.21%       1.25%       1.21%       1.26%     1.23%
 Net investment income(0.56%)     (0.67%)     0.15%       (0.28%)   0.32%
 Portfolio turnover   194.6%      170.4%      237.6%      137.8%    93.3%

Net assets
 ($ thousands)        $16,284     $19,458     $18,920     $21,908   $17,338

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

LARGE-CAP EQUITY FUND



                           2000        1999        1998        1997     1996
Net asset value at beginning of
 period                    $20.062     $13.437     $13.359     $12.266  $10.571

Net investment
 income (loss)             (0.197)     (0.147)     (0.068)     (0.007)  0.023

Net realized and unrealized
 gain(loss) on investments (2.837)     7.297       1.074       3.250    2.928

Total from investment
 operations                (3.034)     7.150       1.006       3.243    2.951

Less:
Distributions from net
 investment income         0.000       0.000       0.000       0.000    (0.023)

Distributions from short-term
 capital gains, net (a)    (0.108)     (0.078)     (0.714)     (1.113)  (1.188)

Distributions from net
 realized gains            (2.310)     (0.447)     (0.214)     (1.037)  (0.045)

Total distributions        (2.418)     (0.525)     (0.928)     (2.150)  (1.256)

Net asset value at end of
 period                    $14.610     $20.062     $13.437     $13.359  $12.266

Total return               (14.96%)    53.98%      8.99%       26.64%   28.20%

Ratios to average net assets:
 Expenses                  1.61%       1.66%       1.86%       1.51%    1.51%
 Net investment income     (0.99%)     (0.91%)     (0.52%)     (0.05%)  0.31%
 Portfolio turnover        155.6%      81.4%       207.5%      123.2%   152.7%

Net assets ($ thousands)   $7,399      $9,298      $4,185      $4,265   $2,288


BALANCED FUND

                              2000     1999       1998       1997     1996

Net asset value at beginning of
 period                       $16.268  $14.476    $14.078    $12.643  $10.605

Net investment income (loss)  0.318    0.239      0.290      0.264    0.132

Net realized and unrealized
 gain (loss) on investments   (1.173)  3.741      0.838      2.398    2.598

Total from investment
 operations                   (0.855)  3.980      1.128      2.662    2.730

Less:
Distributions from net
 investment income            (0.310)  (0.265)    (0.286)    (0.224)  (0.132)

Distributions from short-term
 capital gains, net (a)       (0.850)  (1.468)    (0.389)    (0.927)  (0.560)

Distributions from net
 realized gains               (1.440)  (0.455)    (0.055)    (0.076)  0.000

Total distributions           (2.600)  (2.188)    (0.730)    (1.227)  (0.692)

Net asset value at
 end of period                $12.813  $16.268    $14.476    $14.078  $12.643

Total return                  (5.15%)  29.60%     8.59%      21.21%   25.94%

Ratios to average net assets:
 Expenses                     0.96%    0.95%      0.84%      1.02%    1.40%
 Net investment income        1.94%    1.55%      2.06%      1.88%    1.54%
 Portfolio turnover           167.4%   71.3%      127.7%     115.9%   117.8%

Net assets ($ thousands)      $9,208   $9,449     $14,489    $12,054  $2,336

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000


INTERMEDIATE BOND FUND

                             2000    1999        1998        1997    1996
Net asset value at beginning
 of period                   $10.244 $10.652     $10.445     $10.208 $10.244

Net investment income        0.691   0.602       0.592       0.599   0.612

Net realized and unrealized
 gain (loss) on investments  0.102   (0.435)     0.269       0.278   0.019

Total from investment
 operations                  0.793   0.167       0.861       0.877   0.631

Less:
Distributions from net
 investment income           (0.685) (0.565)     (0.577)     (0.592) (0.612)

Distributions from short-term
 capital gains, net (a)      0.000   (0.004)     (0.038)     (0.047) (0.055)

Distributions from net realized
 gains                       0.000   (0.006)     (0.039)     (0.001) 0.000

Total distributions          (0.685) (0.575)     (0.654)     (0.640) (0.667)

Net asset value at end of
 period                      $10.352 $10.244     $10.652     $10.445 $10.208

Total return                 8.13%   1.60%       8.38%       8.91%   6.46%

Ratios to average net assets:
 Expenses - Net              0.57%   0.54%       0.55%       0.65%   0.55%
 Expenses - Gross (b)        0.69%   0.74%       0.75%       0.87%   0.85%
 Net investment income-Net   6.82%   5.78%       5.59%       5.82%   5.75%
 Net investment income-
  Gross (b)                  6.69%   5.58%       5.39%       5.60%   5.45%
 Portfolio turnover          120.3%  115.2%      52.0%       96.7%   28.9%

Net assets ($ thousands)     $25,394 $19,873     $6,676      $3,933  $2,769



GOVERNMENT MONEY MARKET FUND

                             2000    1999     1998        1997       1996
Net asset value at beginning of
 period                      $1.000  $1.000   $1.000      $1.000     $1.000

Net investment income        0.059   0.047    0.051       0.050      0.049

Net realized and unrealized
 gain (loss) on investments  0.000   0.000    0.000       0.000      0.000

Total from investment
 operations                  0.059   0.047    0.051       0.050      0.049

Less:
Distributions from net
 investment income           (0.059) (0.047)  (0.051)     (0.050)    (0.049)

Distributions from short-term
 capital gains, net (a)      0.000   0.000     0.000      0.000      0.000

Distributions from net realized
 gains                       0.000   0.000     0.000      0.000      0.000

Total distributions          (0.059) (0.047)   (0.051)    (0.050)    (0.049)

Net asset value at end of
 period                      $1.000  $1.000    $1.000      $1.000    $1.000

Total return                 6.03%   4.85%     5.24%       5.15%     5.06%

Ratios to average net assets:
 Expenses - Net              0.40%   0.35%     0.32%       0.39%     0.31%
 Expenses - Gross (b)        0.74%   0.70%     0.68%       0.76%     0.67%
 Net investment income-Net   5.89%   4.71%     5.11%       5.02%     4.95%
 Net investment income-
  Gross (b)                  5.55%   4.36%     4.76%       4.65%     4.59%
 Portfolio turnover          N/A     N/A       N/A         N/A       N/A

Net assets ($ thousands)     $4,501  $3,700    $4,095      $4,464    $6,232

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

                         INDEPENDENT AUDITORS' REPORT

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund, Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective Funds constituting the Monetta Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.







Chicago, Illinois
January 19, 2001

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133